Exhibit 10.12



                          FOURTH AMENDATORY AGREEMENT

           THIS FOURTH AMENDATORY AGREEMENT ("Agreement") is entered into by and among the signatories hereto (the "Signatories") as of October 14, 2003.

                              W I T N E S S E T H

           WHEREAS, the Signatories (or certain thereof) have previously entered into a Selling Agreement dated as of April 25, 1996, a Joint Venture Agreement dated as of April 25, 1996, as amended, a Customer Agreement dated as of July 15, 1996, as amended (collectively, and as amended by the Amendatory Agreements dated as of July 31, 1998, May 4, 1999 and June 21, 2001, the "Original Agreements") relating to the distribution of units of limited partnership ("Units") in, and the operation, trading and safekeeping the assets of, ML JWH Strategic Allocation Fund L.P. (the "Partnership");

           WHEREAS, all of the Original Agreements were filed as exhibits to either the Partnership's Registration Statement No. 33-80509, which became effective under the Securities Act of 1933 (the "Securities Act") as of April 25, 1996 for the initial offering of the Units (the "First Offering") or were filed as exhibits to the relevant Registration Statement;

           WHEREAS, the Partnership filed a Registration Statement (Reg. No. 333-47439) on March 6, 1998 pursuant to which the Partnership registered 2,000,000 additional Units for public sale (the "Second Offering");

           WHEREAS, the Partnership filed a new Registration Statement (Reg. No. 333-75299) on March 30, 1999 pursuant to which the Partnership registered 960,000 additional Units for public sale (the "Third Offering");

           WHEREAS, the Partnership filed a new Registration Statement (Reg. No. 333-58882) on April 13, 2001 pursuant to which the Partnership registered 350,000 additional Units for public sale (the "Fourth Offering");

           WHEREAS, the Partnership filed a new Registration Statement (Reg. No. 333-108350) on August 29, 2003 pursuant to which the Partnership registered 2,450,000 additional Units for public sale (the "Fifth Offering");

           WHEREAS, Merrill Lynch Alternative Investments LLC ("MLAI") is the general partner of the Partnership;

           WHEREAS, all the Signatories (other than John W. Henry & Company, Inc. "JWH")) (the "MLAI Parties") are affiliates of MLAI; and



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           WHEREAS, the Signatories wish to further amend the Original
Agreements to reflect the Fifth Offering and the operation, trading and safekeeping of the assets of the Partnership thereafter, but without otherwise effecting any substantive change therein.

           NOW THEREFORE, the Signatories agree as follows.

           1. Defined Terms. Capitalized terms not otherwise defined herein are used with the meanings set forth in the Original Agreements, as amended.

           2. The Selling Agreement. The Selling Agreement is hereby amended to reflect the registration and public offering of an additional 2,450,000 Units in the Fifth Offering. As the Partnership is an operating entity, there is no minimum number of new Units which must be sold as of the beginning of any calendar month during the Fifth Offering for subscription, then to be accepted, and -- as provided in the Selling Agreement in the case of the ongoing offering of the Units following the initial Closing Date during the First Offering, the Second Offering, the Third Offering and the Fourth Offering -- subscriptions are debited directly from investors' Merrill Lynch Customer Securities Accounts as of each month-end settlement date directly into the Partnership's account without being previously collected into an escrow account.

           The initial Closing of the Fifth Offering shall be subject to the same closing conditions as was the initial Closing of each of the First Offering, the Second Offering, the Third Offering and the Fourth Offering, as stated in Section 8 of the Selling Agreement.

           MLAI pays selling commissions of 3% of the subscription price of Units and trailing commissions (2% per Unit annually of the average month-end Net Asset Value per Unit, beginning in the thirteenth month after a Unit is sold) to Merrill Lynch, Pierce, Fenner & Smith Incorporated for distributing the Units.

           MLAI provides ongoing production credits on Units which remain outstanding for more than twelve months. Ongoing production credits paid on Units sold by Financial Advisors registered with the CFTC and who have passed either the Series 3 National Commodity Futures Examination or the Series 31 Managed Futures Funds Examination equal 2% per annum of the average month-end Net Asset Value per Unit, beginning in the thirteenth month after sale.

           In the case of Units sold by Financial Advisors who are not CFTC registered and Series 3 or 31 qualified, ongoing compensation will be paid equal to 2% per annum of the average month-end Net Asset Value per Unit, beginning in the thirteenth month after sale but (when added to the 3% initial selling commissions paid on Units) is limited to 10% of the initial sale price of the Units pursuant to NASD Rule 2810. The maximum aggregate amount of such compensation with respect to the maximum offering proceeds is estimated at $45,952,730, or 6.5% of the proceeds.

           MLAI will no longer advance expenses incident to the performance of obligations of MLAI and the Partnership listed under Section 7(vi) of the Selling Agreement. However, MLAI will continue to pay the other offering expenses set forth in Section 7 of the Selling Agreement. Such costs are estimated at approximately $290,000, and in no event shall the aggregate amount of (i) such costs and (ii) selling commissions exceed, over the life of the Fund, 10% of the gross proceeds of the offering of the Units.


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           In all other respects, the terms of the Selling Agreement are restated in their entirety and shall apply to the Fifth Offering.

           3. The Joint Venture Agreement. The Joint Venture Agreement is hereby amended to reflect the registration and public offering of an additional 2,450,000 Units, and the renewal of the Joint Venture Agreement to allow the Joint Venture to continue in effect until December 31, 2003. In all other respects, the terms of the Joint Venture Agreement are restated in their entirety.

           4. The Customer Agreement. The Customer Agreement is hereby amended to reflect the fact that the interest credit arrangements shall be as set forth under "Interest Income Arrangements" in the Prospectus.

           5. Representations and Warranties of the Signatories. The Signatories, other than MLAI, hereby restate and reaffirm the representations and warranties made by them in the Original Agreements in respect of such Agreements as hereby amended (the "Amended Agreements").

           6. Representations and Warranties of MLAI. MLAI represents and warrants to the Signatories, as follows:

         (a) The Partnership has provided to the Signatories and filed with the SEC a registration statement on Form S-1 (Registration No. 333-108350), as filed with the SEC on August 29, 2003 for the registration of 2,450,000 Units under the Securities Act, has filed two copies thereof with the NFA in accordance with NFA Compliance Rule 2-13. The term, "Registration Statement," shall, from and after the declaration of the effectiveness of the Registration Statement under the Securities Act on October 14, 2003, refer to the Registration Statement as it becomes effective, and the term, "Prospectus" shall refer to the prospectus of the Partnership dated October 14, 2003. Except as required by law, the Partnership will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus which shall be reasonably objected to in writing by any Signatory, upon reasonable prior notice.

          (b) The Certificate of Limited Partnership pursuant to which the Partnership was formed and the Limited Partnership Agreement each provides for the subscription for and sale of the Units; all action required to be taken by MLAI and the Partnership as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to the initial Closing Time of the Fifth Offering and Subsequent Closing Times during the Fifth Offering will have been taken; and, upon payment of the consideration therefor specified in all accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid limited partnership interests in the Partnership.

          (c) The Partnership is a limited partnership duly organized pursuant to the Certificate of Limited Partnership, the Limited Partnership Agreement and the DRULPA and validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures, forward and option contracts, as described in the Prospectus; the Partnership has received a certificate of authority to do business in the State of New Jersey as provided by the New Jersey Uniform Limited Partnership Act.


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          (d) MLAI is duly organized and validly existing and in good standing as a limited liability company under the laws of the State of Delaware and in good standing as a foreign limited liability company under the laws of the State of New Jersey and in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify would materially adversely affect the Partnership or MLAI's ability to perform its obligations hereunder.

          (e) The Joint Venture, the Partnership and MLAI have the requisite power and authority under applicable law to perform their respective obligations under the Joint Venture Agreement, the Limited Partnership Agreement, the Customer Agreement, and this Agreement (as the case may be), as described in the Registration Statement and Prospectus.

          (f) The Registration Statement and Prospectus contain all statements and information regarding the Joint Venture, the Partnership and MLAI required to be included therein by the Commodity Act and the rules and regulations thereunder. When the Registration Statement became effective under the 1933 Act and at all times subsequent thereto up to and including the initial Closing Time of the Fifth Offering, the Registration Statement and Prospectus complied in all material respects with the requirements of the 1933 Act, the Commodity Act and the rules and regulations under such Acts. The Registration Statement as of its effective date did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date of issue and at the initial Closing Time of the Fifth Offering did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. This representation and warranty shall not, however, apply to any statement or omission in the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to JWH and furnished or approved in writing by JWH.

          (g) Deloitte & Touche LLP, the accountants who certified the financial statements filed with the SEC as part of the Registration Statement, are, with respect to the Partnership and MLAI, independent public accountants as required by the 1933 Act and the SEC Regulations.

          (h) The financial statements filed as part of the Registration Statement and those included in the Prospectus present fairly the financial position of the Partnership and of MLAI as of the dates indicated; and said financial statements have been prepared in conformity with generally accepted accounting principles (as described therein), applied on a basis which is consistent in all material respects for each balance sheet date presented.

          (i) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Partnership or MLAI, whether or not arising in the ordinary course of business.



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          (j) The Limited Partnership Agreement, the Joint Venture Agreement
     and this Agreement have each been duly and validly authorized, executed and delivered by MLAI on behalf of the Partnership or by the Partnership on behalf of the Joint Venture and each constitutes a legal, valid and binding agreement of MLAI, the Partnership or the Joint Venture (as applicable) enforceable in accordance with its terms. The Customer Agreement has been duly and validly authorized, executed and delivered by the Partnership on behalf of the Joint Venture.

          (k) The execution and delivery of the Joint Venture Agreement, the Limited Partnership Agreement, the Customer Agreement, and this Agreement, the incurrence of the obligations set forth in each of such agreements and the consummation of the transactions contemplated therein and in the Prospectus will not constitute a breach of, or default under, any instrument by which the Joint Venture, the Partnership or MLAI, as the case may be, is bound or any order, rule or regulation applicable to the Joint Venture, the Partnership or MLAI of any court or any governmental body or administrative agency having jurisdiction over the Joint Venture, the Partnership or MLAI.

          (l) There is not pending, or, to the best of MLAI's knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which the Joint Venture, the Partnership or MLAI is a party, or to which any of the assets of the Joint Venture, the Partnership or MLAI is subject, which is not referred to in the Prospectus and which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Joint Venture, the Partnership or MLAI or is required to be disclosed in the Prospectus pursuant to applicable CFTC regulations. MLAI has not received any notice of an investigation or warning letter from the NFA or the CFTC regarding non-compliance by MLAI with the Commodity Act or the regulations thereunder.

          (m) MLAI has all Federal and state governmental, regulatory and commodity exchange approvals and licenses, and has effected all filings and registrations with Federal and state governmental agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations as described under the Limited Partnership Agreement and this Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in the NFA as a commodity pool operator), and the performance of such obligations will not contravene or result in a breach of any provision of its certificate of formation, operating agreement or any agreement, order, law or regulation binding upon it. The principals of MLAI identified in the Registration Statement are all of the principals of MLAI, as "principals" is defined by the CFTC regulations. Such principals are duly registered as such on MLAI's commodity pool operator Form 7-R registration.

          (n) Neither the Joint Venture nor the Partnership requires any Federal or state governmental, regulatory or commodity exchange approvals or licenses, or needs to effect any filings or registrations with any Federal or state governmental agencies in order to conduct its businesses and to act as contemplated by the Registration Statement


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     and Prospectus and to issue and sell the Units (other than filings relating solely to the offering of the Units), and to trade in the commodity markets.

           7. Covenants. The Signatories each restate and recommit to the respective covenants made by them in the Original Agreements.

           8. Further Assurances and Documentation. The Signatories each agree that they will execute all such other documents and instruments as any Signatory may reasonably request of any other Signatory to evidence the intent and purpose of this Agreement so as to achieve the purpose of providing under the Selling Agreement for the Fifth Offering.




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           IN WITNESS WHEREOF, the undersigned have hereto set their hands as of the day and year first above written.

                               ML JWH STRATEGIC ALLOCATION FUND
                               L.P.
                               By: Merrill Lynch Alternative Investments LLC General Partner

                               By:
                                    ------------------------------------------
                               Name:
                               Title:

                               MERRILL LYNCH ALTERNATIVE
                               INVESTMENTS
                                  LLC

                               By:
                                   -------------------------------------------
                               Name:
                               Title:

                               MERRILL LYNCH, PIERCE, FENNER &
                               SMITH
                                 INCORPORATED

                               By:
                                   -------------------------------------------
                               Name:
                               Title:

                               By:
                                   -------------------------------------------
                               Name:
                               Title:

                               JOHN W. HENRY & COMPANY, INC.

                               By:
                                  --------------------------------------------
                               Name:
                               Title:

                               ML JWH STRATEGIC JOINT VENTURE
                               By:  ML JWH Strategic Allocation Fund L.P.
                                          Manager
                               By:  Merrill Lynch Alternative Investments LLC
                                          General Partner

                               By:
                                  --------------------------------------------
                               Name:
                               Title:


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